FREMONT MUTUAL FUNDS, INC.

                        Supplement dated December 1, 2003
                                       to
           Prospectus dated March 1, 2003 as amended October 10, 2003

FREMONT GLOBAL FUND

The following amends the Portfolio Management section on page 3 of the Prospectus and the Additional Information on the Fremont Global Fund section on page 24 of the Prospectus:

PORTFOLIO MANAGEMENT

Effective  December 1, 2003,  five  sub-advisors  manage  portions of the Global
Fund.

Fremont Investment Advisors assumed management responsibility for the Fund's inflation-linked bond portfolio formerly managed by Bridgewater Associates, Inc. All references to Bridgewater Associates, Inc. on page 24 of the Prospectus are deleted.

Alexandra Kinchen, senior vice president, manages a global fixed income portfolio and inflation-linked bond portfolio of the Fund.